                                                                      Exhibit 24


                                  POWER OF ATTORNEY
                                  -----------------


    KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors and/or officers of The Perkin-Elmer Corporation, a New York corporation (the "Corporation"), which intends to file with the Securities and Exchange Commission (the "SEC"), under the Securities Act of 1933, a Registration Statement, on Form S-3 and/or such other Form or Forms as shall be appropriate, with such amendments thereto (including post-effective amendments) as may be necessary or appropriate, together with any and all exhibits and other documents having relation to such Registration Statement, for the registration under such Act of capital stock of the Corporation issuable pursuant to the exercise of certain warrants and the conversion of 8-1/2% Convertible Subordinated Notes Due 2001, in each case originally issued by PerSeptive Biosystems, Inc. a Delaware corporation, ("PerSeptive"), pursuant to the terms of such warrants and the Agreement and Plan of Merger, dated as of August 23, 1997, among the Corporation, Seven Acquisition Corp. ("Merger Sub") and PerSeptive, pursuant to which Merger Sub would be merged with and into PerSeptive, as the same may be amended, hereby constitutes and appoints TONY L. WHITE, PETER BARRETT and WILLIAM B. SAWCH, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act without the others and with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), as said attorneys or any of them shall deem necessary or appropriate, together with any and all exhibits and documents necessary or incidental in connection therewith, with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments), hereby granting such attorneys-in-fact and agents, and each of them severally, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


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                                                                               2


         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 5th day of November, 1997.


                                        /s/ Tony L. White
                                       -----------------------------------
                                       Tony L. White


                                        /s/ Dennis L. Winger
                                       -----------------------------------
                                       Dennis L. Winger


                                        /s/ Ugo D. DeBlasi
                                       -----------------------------------
                                       Ugo D. DeBlasi


                                        /s/ Joseph F. Abely, Jr.
                                       -----------------------------------
                                       Joseph F. Abely, Jr.


                                        /s/ Richard H. Ayers
                                       -----------------------------------
                                       Richard H. Ayers


                                        /s/ Jean-Luc Belingard
                                       -----------------------------------
                                       Jean-Luc Belingard


                                        /s/ Robert H. Hayes
                                       -----------------------------------
                                       Robert H. Hayes


                                        /s/ Georges C. St. Laurent, Jr.
                                       -----------------------------------
                                       Georges C. St. Laurent, Jr.


                                        /s/ Carolyn W. Slayman
                                       -----------------------------------
                                       Carolyn W. Slayman


                                        /s/ Orin R. Smith
                                       -----------------------------------
                                       Orin R. Smith